UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2023

Crescent Energy Company

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41132	87-1133610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Travis Street, Suite 7200 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 337-4600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CRGY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

First Amendment to Equity Incentive Plan

On May 10, 2023, the board of directors (the “Board”) of Crescent Energy Company (NYSE: CRGY) (the “Company”), adopted the First Amendment (the “First Amendment”) to the Crescent Energy Company 2021 Equity Incentive Plan (the “Plan”). The Plan governs awards to our employees, officers and directors who are not employees of KKR Energy Assets Manager LLC. On May 10, 2023, stockholders holding a majority of the shares of voting power of the Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), of the Company, voting together as a single class, approved by written consent the adoption of the First Amendment. As explained in more detail in Item 5.07 of this Current Report, the Company will file an Information Statement on Schedule 14C with the Securities and Exchange Commission and mail a Notice of Internet Availability of the Information Statement to the Company’s stockholders notifying them of the action taken by written consent on May 10, 2023 to approve the First Amendment. The First Amendment will become effective on the date that is 20 days from the date that the Notice of Internet Availability of the Information Statement is first sent or given to the Company’s stockholders.

The First Amendment increases the number of shares of the Company’s Class A Common Stock available for delivery with respect to awards under the Plan by 2,477,201 shares. The additional shares of the Company’s Class A Common Stock authorized to be delivered under the Plan pursuant to the First Amendment will be registered pursuant to a registration statement on Form S-8.

The summary of the First Amendment in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, which is filed herewith as Exhibit 10.1 and is incorporated into this Item 5.02 by reference.

Election of Directors

On May 10, 2023, Independence Energy Aggregator LP, by a written consent as the sole holder of Series I preferred stock, $0.0001 par value per share, of the Company, elected David C. Rockecharlie, Brandi Kendall, John C. Goff, Claire S. Farley, Robert G. Gwin, Ellis L. “Lon” McCain, Karen J. Simon, Erich Bobinsky and Bevin Brown as directors of the Company, to serve as provided in the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated By-laws. Each director was serving as a director of the Company at the time of election.

A description of the committee membership of our directors is described in Item 10 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed by the Company on March 7, 2023 (the “Annual Report”), which disclosure is incorporated herein by reference.

Each non-employee director will continue to receive director compensation under the current director compensation program of the Company, described in Item 11 of the Annual Report, which disclosure is incorporated herein by reference. Each director has previously entered into the Company’s indemnification agreement for non-executive directors, which such agreements have been filed previously as Exhibits 10.10, 10.11, 10.15, 10.16, 10.17, 10.18, 10.19, 10.20 and 10.21 to the Company’s Current Report on Form 8-K, filed by the Company on December 8, 2021.

Certain transactions between the Company and such directors required to be disclosed pursuant to Item 404(a) of Regulation S-K are described in Item 13 of the Annual Report and in Note 11 – Related Party Transactions to the condensed consolidated financial statements of the Company included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2023, filed by the Company on May 10, 2023, which disclosure is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 10, 2023, the holders of approximately 71.1% of the combined voting power of the Class A Common Stock and Class B Common Stock of the Company (collectively, the “Consenting Majority Stockholders”) approved by written consent the adoption of the First Amendment.

The Company’s stockholders are entitled to notice of the taking of the action by the Consenting Majority Stockholders to approve the First Amendment. On May 10, 2023, there were a total of 48,361,601 shares of Class A Common Stock issued and outstanding and a total of 118,645,323 shares of Class B Common Stock issued and outstanding. Each share, whether a share of Class A Common Stock or Class B Common Stock, is entitled to one vote. As of May 10, 2023, the Consenting Majority Stockholders were the record owners of an aggregate of 118,645,323 shares of Class B Common Stock, representing approximately 71.1% of the combined voting power of the Class A Common Stock and Class B Common Stock of the Company.

The written consent dated May 10, 2023 of the Consenting Majority Stockholders constituted stockholder approval of the adoption of the First Amendment by the Company’s stockholders.

The Company will file an Information Statement on Schedule 14C with the Securities and Exchange Commission and mail a Notice of Internet Availability of the Information Statement to its stockholders notifying them of the action taken by written consent on May 10, 2023 by the Consenting Majority Stockholders to approve the First Amendment.

The information contained in Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 5.07 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

10.1†	First Amendment to the Crescent Energy Company 2021 Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Management contract or compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2023

CRESCENT ENERGY COMPANY

By:	/s/ Bo Shi
Name:	Bo Shi
Title:	General Counsel